UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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NATIONAL INSTRUMENTS CORPORATION
(Name of Registrant as Specified in Its Charter)

EMERSON ELECTRIC CO.
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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On April 12, 2023, Emerson Electric Co. (“Emerson”) issued the following press release:

Emerson to Advance Global Automation Leadership Through Acquisition of NI

Next Step in Emerson’s Portfolio Transformation, Diversifying Technology Into Test and Measurement Automation

Provides Enhanced Automation Capabilities and Expansion Into Diverse, High-Growth Discrete End Markets

Significant Opportunities to Create Shareholder Value Through $165 Million of Cost Synergies

Accelerates Underlying Revenue Growth, Expands Gross Margins, Accretive to Adjusted Earnings in Year One and Meets Communicated Return Criteria

Emerson Reaffirms Second Quarter Guidance

Emerson to Host Conference Call to Discuss Transaction Today at 8:30 a.m. Eastern Time / 7:30 a.m. Central Time

ST. LOUIS, Missouri & AUSTIN, Texas – April 12, 2023 – Emerson (NYSE: EMR) and NI (Nasdaq: NATI) today announced that they have entered into a definitive agreement under which Emerson will acquire NI for $60 per share in cash at an equity value of $8.2 billion. Emerson already owns approximately 2.3 million shares of NI, representing approximately 2% of shares outstanding, which were acquired at a weighted average price of $36.84. As a result, Emerson's effective per share purchase price is $59.61.

NI provides software-connected automated test and measurement systems that enable enterprises to bring products to market faster and at a lower cost. NI’s solutions help customers solve current and future test challenges and improve speed and efficiency in their product development cycles. NI had $1.66 billion in 2022 revenue and operates in more than 40 countries, serving approximately 35,000 customers across semiconductor and electronics, transportation, and aerospace and defense markets.

“We are pleased to reach an agreement with NI, whose best-in-class test and measurement product and software offerings accelerate Emerson’s progress toward a cohesive, higher growth and higher margin automation portfolio,” said Lal Karsanbhai, President and Chief Executive Officer of Emerson. “With this expansion into test and measurement, Emerson will enhance its automation capabilities and gain a broader set of customers that relies on NI’s solutions at critical points along the product development cycle. These capabilities provide Emerson industry diversification into attractive and growing discrete markets like semiconductor and electronics, transportation and electric vehicles, and aerospace and defense that are poised to benefit from secular growth trends. NI’s business is well-aligned with our vision for automation and we look forward to working together to bring more comprehensive and innovative solutions to our customers, accelerate growth and position Emerson to deliver significant shareholder value.”

“Over the past several months, we’ve been evaluating strategic options for the future of our business with the intent to maximize its value,” said Eric Starkloff, NI’s Chief Executive Officer. “We ran a robust and comprehensive process, considered a range of potential options, and believe this represents the best outcome for all NI stakeholders. This transaction is a strong testament to the improvements and initiatives we’ve implemented in recent years that have transformed NI into a software focused company with higher growth, better profitability and lower cyclicality. We’re thrilled that Emerson recognizes the value we’ve created and we believe they will help us build on our momentum to further position NI as a leading provider of software-connected automated test and measurement systems.”

Compelling Strategic and Financial Rationale

•	Balanced and Diversified End Markets: With favorable long-term trends and an estimated priority total addressable market of $35 billion, the test and measurement market is fast-growing, highly complementary and one of the four priority adjacencies Emerson presented at its 2022 Investor Conference. The transaction is expected to drive value creation and advance Emerson’s position as a global automation leader by expanding and diversifying its customer base within highly attractive end markets. With a diversified end market mix including semiconductor and electronics, transportation, and aerospace and defense, NI is expected to be well positioned to capitalize on megatrends that offer attractive growth opportunities. In markets like semiconductor and electric vehicle manufacturing, NI expands Emerson’s reach into the design and validation phase of the lifecycle, providing early access to customers. Overall, NI will increase Emerson’s end market exposure in discrete markets to 18% of sales, which will be Emerson’s second largest industry segment.

•	Complementary Software and Innovation Capabilities: NI’s technology stack of industry-leading intelligent devices, controls and software complements Emerson’s own technology stack and will accelerate Emerson’s efforts to create a higher value, cohesive industrial technology portfolio. NI’s flexible and modular system-level test solutions have an open and interoperable software platform, a key differentiator that enables customers to continually evolve and automate their test processes in increasingly complex and fast-changing end markets. With 20% of sales in software, NI also increases Emerson’s exposure to high-growth industrial software opportunities. Both Emerson and NI share innovation-focused engineering cultures. With Emerson’s proven track record of innovation and successful new product launches, the combined company will be able to accelerate and expand the development of innovative offerings for customers leveraging the complementary expertise of both organizations.

•	Delivers Substantial Synergies: Emerson has identified $165 million of cost synergy opportunities by the end of year 5 through application of best practices from the Emerson Management System. Emerson intends to drive productivity improvements and streamline duplicative costs across general and administrative, sales and marketing, and research and development functions, while leveraging Emerson’s scale in manufacturing and supply chain. Additional opportunities to enhance NI’s free cash flow generation will be pursued through proven operational excellence and productivity levers.

•	Strong Financial Profile and Attractive Returns for Shareholders: The transaction is expected to be immediately accretive to adjusted EPS and Emerson’s long-term financial targets outlined at Emerson’s 2022 Investor Conference. NI’s strong positions in attractive and growing markets are expected to deliver sustainable underlying growth aligned to Emerson’s 4-7% through-the-cycle underlying growth target. NI also brings significant recurring revenue and immediate gross margin accretion to the combined Emerson portfolio. The combination of strong growth, attractive gross margins and the synergy potential to expand operating margins all contribute to returns in line with Emerson’s communicated returns criteria.

•	Unites Aligned Company Cultures: NI’s innovation and problem-solving focused culture is highly complementary with Emerson’s purpose-driven culture focused on innovation. Employees will have expanded opportunities for career development and advancement within Emerson.

Transaction Terms & Approvals

The transaction has been approved by the Boards of Directors of both Emerson and NI. Under the terms of the agreement, NI shareholders will receive $60 per share in cash, which represents a 49% premium to NI’s closing share price as of January 12, 2023, the day prior to NI’s public announcement of a strategic review.

The transaction is expected to close in the first half of Emerson’s fiscal 2024, subject to the completion of customary closing conditions, including regulatory approvals and approval by NI shareholders. Emerson expects to finance the transaction using available cash and liquidity, including approximately $8 billion of post-tax proceeds from the majority sale of Climate Technologies to Blackstone announced in October 2022, which is expected to close in the second calendar quarter of 2023.

Emerson Reaffirms Second Quarter 2023 Guidance

On February 8, 2023, Emerson provided continuing operations second quarter underlying sales growth guidance of 8%-10% and adjusted earnings per share guidance of $0.95-$1.00. Emerson is reaffirming this guidance.

Investor Conference Call and Presentation

Emerson management will discuss the transaction during an investor conference call today, April 12, 2023, beginning at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time. Participants can access a live webcast available at www.Emerson.com/en-us/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call.

NI plans to release its first quarter fiscal year 2023 results after market close on April 27, 2023. Given the pending acquisition of NI by Emerson, NI will not host an earnings conference call for first quarter results.

Advisors

Goldman Sachs & Co. LLC and Centerview Partners LLC are serving as financial advisors to Emerson and Davis Polk & Wardwell LLP is serving as legal advisor. BofA Securities is serving as exclusive financial advisor to NI and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

About Emerson

Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world’s essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.

About NI

At NI, we bring together people, ideas and technology so forward thinkers and creative problem solvers can take on humanity’s biggest challenges. From data and automation to research and validation, we provide the tailored, software-connected systems engineers and enterprises need to Engineer Ambitiously™ every day.

National Instruments, NI and ni.com and Engineer Ambitiously are trademarks of National Instruments Corporation. Other product and company names listed are trademarks or trade names of their respective companies. (NATI-F)

Additional Information and Where to Find It

This communication relates to a proposed business combination transaction between Emerson and NI (the “Proposed Transaction”). This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the Proposed Transaction, NI may file one or more proxy statement(s) or other documents with the SEC. This communication is not a substitute for any proxy statement NI may file with the SEC in connection with the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Any definitive proxy statement (if and when available) will be mailed or otherwise made available to stockholders of NI. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by NI, by directing a request to National Instruments Corporation, 11500 North Mopac Expressway, Austin, Texas 78759, Attention: Investor Relations; telephone (512) 683-5215, or from NI’s website www.ni.com, or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-2197

investor.relations@emerson.com

Participants in the Solicitation

Emerson and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on December 9, 2022 and its Annual Report on Form 10-K for the year ended September 30, 2022, which was filed with the SEC on November 14, 2022. To the extent holdings of Emerson securities by the directors and executive officers of Emerson have changed from the amounts of securities of Emerson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

NI and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information regarding NI’s directors and executive officers is available in NI’s proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 27, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement(s) filed by NI and other relevant materials to be filed with the SEC in connection with the Proposed Transaction when they become available. Free copies of such proxy statement(s) and such other materials may be obtained as described in the preceding section.

Caution Concerning Forward-Looking Statements of Emerson

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the

Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the Proposed Transaction; the ability of the parties to complete the Proposed Transaction; the expected benefits of the Proposed Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the Proposed Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Emerson can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of NI may not be obtained; (2) the risk that the Proposed Transaction may not be completed in the time frame expected, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of NI following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the business of NI with the business of Emerson; (6) the ability of Emerson to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) potential litigation in connection with the Proposed Transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Emerson and NI to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (14) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (17) the risk that disruptions from the Proposed Transaction will harm Emerson’s and NI’s business, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Emerson’s or NI’s ability to pursue certain business opportunities or strategic transactions; (19) the ability to meet expectations regarding the accounting and tax treatments of the Proposed Transaction; and (20) other risk factors as detailed from time to time in Emerson’s reports filed with the SEC, including Emerson’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Caution Concerning Forward-Looking Statements of NI

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that are subject to risks and uncertainties. These statements include those set forth above relating to the Proposed Transaction, the expected timing and structure of the Proposed Transaction; the ability of the parties to complete the Proposed Transaction; the expected benefits of the Proposed Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, as well as those that may be identified by words such as “believe,” “expect,” “plan,” “may,” “could,” “will,” “intend to,” “project,” “predict,” “anticipate,” “continue,” “seek to,” “strive to,” “endeavor to,” “are committed to,” “remain committed to,” “focus on,” “are encouraged by,” “remain cautious,” “remain optimistic” or “estimate”; statements of “goals,” “initiatives,” “commitments,” “strategy”, “focus” or “visions”; or other variations thereof or comparable terminology or the negative thereof. All forward-looking statements are based on current expectations and projections of future events. NI claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Although NI believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not guarantees of performance and actual results could differ materially from those projected in the forward-looking statements as a result of a number of important factors which could affect NI’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Risks and uncertainties include without limitation: the global shortage of key components; effect of the global economic and geopolitical conditions; NI’s international operations and foreign economies; adverse public health matters, including epidemics and pandemics such as the COVID-19 pandemic; NI’s ability to effectively manage its partners and distribution channels; interruptions in NI’s technology systems or cyber-attacks on its systems; the dependency of NI’s product revenue on certain industries and the risk of contractions in such industries; concentration of credit risk and uncertain conditions in the global financial markets; NI’s ability to compete in markets that are highly competitive; NI’s ability to release successful new products or achieve expected returns; the risk that NI’s manufacturing capacity and a substantial majority of its warehousing and distribution capacity are located outside of the U.S.; NI’s dependence on key suppliers and distributors; longer delivery lead times from NI’s suppliers; risk of product liability claims; dependence on NI’s proprietary rights and risks of intellectual property litigation; the continued service of key management, technical personnel and operational employees; NI’s ability to comply with environmental laws and associated costs; NI’s ability to maintain its website; the risks of bugs, vulnerabilities, errors or design flaws in NI’s products; NI’s restructuring activities; NI’s exposure to large orders; NI’s shift to more system orders; NI’s ability to effectively manage its operating expenses and meet budget; fluctuations in NI’s financial results due to factors outside of its control; NI’s outstanding debt; the interest rate risk associated with NI’s variable rate indebtedness; seasonal variation in NI’s revenues; NI’s ability to comply with laws and regulations; changes in tax rates and exposure to additional tax liabilities; NI’s ability to make certain acquisitions or dispositions, integrate the companies we acquire or separate the companies we sold and/or enter into strategic relationships; risks related to currency fluctuations; provisions in charter documents and Delaware law that delay or prevent NI’s acquisition; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Proposed Transaction that could cause the parties to terminate the merger agreement; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the Proposed Transaction; the possibility that NI’s stockholders may not approve the Proposed Transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Proposed Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; the risk that any announcements relating to the Proposed Transaction could have adverse effects on the market price of NI’s common stock; the risk of any unexpected costs or expenses resulting from the Proposed Transaction; the risk of any litigation relating to the Proposed Transaction; the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of NI to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending Proposed Transaction could distract management of NI. NI directs readers to its Form 10-K for the year ended December 31, 2022 its subsequent Form 10-Qs, and the other documents it files with the SEC for other risks associated with NI’s future performance. These documents contain and identify important factors that could cause NI’s actual results to differ materially from those contained in NI’s forward-looking statements. All information in this press release is as of the date above. NI undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in NI’s expectations.

Reconciliations of Non-GAAP Financial Measures – Emerson:

2023E February Guidance Underlying Sales Change	Q2 FY23E
Reported (GAAP)	10.5% - 12.5%
(Favorable) / Unfavorable FX	~ 3%
(Acquisitions) / Divestitures	~ (5.5)%
Underlying (Non-GAAP)	8% - 10%

2023E February Guidance Earnings Per Share	Q2 FY23E
Earnings per share (GAAP)	$0.75 - $0.80
Amortization of intangibles	~ 0.15
Restructuring and related costs	~ 0.05
Adjusted earnings per share (Non-GAAP)	$0.95 - $1.00

Contacts

For Emerson:

Investors

Colleen Mettler

314-553-2197

Media

Jim Golden / Joseph Sala / Tanner Kaufman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

For NI:

Investor Relations
Marissa Vidaurri
Vice President, Investor Relations, NI
512-773-0856
marissa.vidaurri@NI.com

Media
John Christiansen / Pete Siwinski / Danya Al-Qattan
FGS Global
NI@fgsglobal.com

Additional Information and Where to Find It

This communication relates to a proposed business combination transaction between Emerson and National Instruments Corporation (“NATI”) (the “Proposed Transaction”). This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the Proposed Transaction, NATI may file one or more proxy statement(s) or other documents with the U.S. Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement NATI may file with the SEC in connection with the Proposed Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT(S) AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Any definitive proxy statement (if and when available) will be mailed or otherwise made available to stockholders of NATI. Investors and security holders will be able to obtain free copies of these documents filed with the SEC if and when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Emerson, by contacting the investor relations department of Emerson:

Emerson

8000 West Florissant Avenue, P.O. Box 4100

St. Louis, MO

www.emerson.com/en-us/investors

Investor Relations:

Colleen Mettler, Vice President

(314) 553-2197

investor.relations@emerson.com

Participants in the Solicitation

Emerson and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in any proxy statement(s) and other relevant materials related to the Proposed Transaction if and when they are filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on December 9, 2022 and its Annual Report on Form 10-K for the year ended September 30, 2022, which was filed with the SEC on November 14, 2022. To the extent holdings of Emerson securities by the directors and executive officers of Emerson have changed from the amounts of securities of Emerson held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the Proposed Transaction; the ability of the parties to complete the Proposed Transaction; the expected benefits of the Proposed Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Emerson following completion of the Proposed Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Proposed Transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Transaction, may require conditions, limitations or restrictions in connection with such approvals or that any required approval by the stockholders of NATI may not be obtained; (2) the risk that the Proposed Transaction may not be completed in the time frame expected, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of NATI following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the business of NATI with the business of Emerson; (6) the ability of Emerson to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) potential litigation in connection with the Proposed Transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Emerson and NATI to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during longterm disruptions such as the COVID-19 pandemic; (14) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (17) the risk that disruptions from the Proposed Transaction will harm Emerson’s and NATI’s business, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Emerson’s or NATI’s ability to pursue certain business opportunities or strategic transactions; (19) the ability to meet expectations regarding the accounting and tax treatments of the Proposed Transaction; and (20) other risk factors as detailed from time to time in Emerson’s and NATI’s reports filed with the SEC, including Emerson’s and NATI’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statements speak only as of the date of this communication. Emerson undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.